UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2013

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BLVD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-1554594	45-5512933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 West Olive Avenue, 3rd Floor Burbank, CA 91505
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (818) 381-9360 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 27, 2013, the Board of Directors of BLVD Holdings, Inc. (the “Company”) appointed Henry Cohen as the Secretary and Treasurer of the Company. Mr. Cohen’s appointment was effective immediately.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 2013

BLVD HOLDINGS, INC.

/s/ M. Ann Courtney

By: M. Ann Courtney

Title: President